MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1998-A
                      MONTHLY PERIOD ENDING APRIL 30, 1998
                                            --------------


                  Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1998-A Supplement. This notice is delivered pursuant to Section 4.09.

   A. Bank of America is the Servicer under the Pooling and Servicing Agreement.

   B. The undersigned is a Servicing Officer.

   C. The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.    INSTRUCTION TO MAKE A WITHDRAWAL

           Pursuant to Section 4.09,  the Servicer  does hereby  instruct the Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, and the Principal Funding Account on MAY 14, 1998,
                                                                 ------------
    which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and
    (ii) to apply the proceeds of such withdrawals in accordance with subsection 3 (a) of the Series 1998-A Supplement and Section 4.09 of the Pooling and Servicing Agreement:


A.    Pursuant to subsection 3 (a) of the Series 1998-A Supplement:

      1.    Servicer Interchange..................................$   375,000.00
                                                                   -------------

B.    Pursuant to subsection 4.09 (a) (i):

      1.    Class A Monthly Interest at the Class A
            Certificate Rate on the Class A Investor
            Interest..............................................$ 5,206,894.54
                                                                   -------------

      2.    Class A Deficiency Amount.............................$         0.00
                                                                   -------------

      3.    Class A Additional Interest...........................$         0.00
                                                                   -------------

C.    Pursuant to subsection 4.09 (a) (ii):

      1.    Class A Servicing Fee.................................$   324,375.00
                                                                   -------------

      2.    Accrued and unpaid Class A Servicing Fee..............$         0.00
                                                                   -------------

D.    Pursuant to subsection 4.09 (a) (iii):

      1.    Class A Investor Default Amount.......................$ 4,209,306.38
                                                                   -------------

E.    Pursuant to subsection 4.09 (a) (iv):

      1.    Portion of Excess Spread from Class A
            Available Funds to be allocated and,
            distributed as provided in Section 4.11...............$ 2,547,631.69
                                                                   -------------

F.    Pursuant to subsection 4.09 (b) (i):

      1.    Class B Monthly Interest at the Class B
            Certificate Rate on the Class B Investor
            Interest..............................................$   340,240.88
                                                                   -------------

      2.    Class B Deficiency Amount.............................$         0.00
                                                                   -------------

      3.    Class B Additional Interest...........................$         0.00
                                                                   -------------

G.    Pursuant to subsection 4.09 (b) (ii):

      1.    Class B Servicing Fee.................................$    20,625.00
                                                                   -------------

      2.    Accrued and unpaid Class B Servicing Fee..............$         0.00
                                                                   -------------

H.    Pursuant to subsection 4.09 (b) (iii):

      1.    Portion of Excess Spread from Class B
            Available Funds to be allocated and
            distributed as provided in Section 4.11...............$   420,465.25
                                                                   -------------

I.    Pursuant to subsection 4.09 (c) (i):

      1.    Collateral Interest Servicing Fee, if
            applicable............................................$          N/A
                                                                   -------------

      2.    Accrued and unpaid Collateral Interest
            Servicing Fee, if applicable..........................$          N/A
                                                                   -------------

J.    Pursuant to subsection 4.09 (c) (ii):

      1.    Portion of Excess Spread from Collateral
            Available  Funds to be allocated and
            distributed as provided  in  Section 4.11.............$ 1,136,481.62
                                                                   -------------

            Total.................................................$14,581,020.36
                                                                   =============

K.    Pursuant to subsection 4.09 (d) (ii):

      1.    Amount to be treated as Shared Excess
            Principal Collections.................................$         0.00
                                                                   -------------

L.    Pursuant to subsection 4.09 (d) (iii):

      1.    Amount to be  paid to the  Holder of  the
            Transferor Certificate...............................$117,934,740.06
                                                                  --------------

      2.    Unallocated Principal Collections.....................$         0.00
                                                                   -------------

M.    Pursuant to subsection 4.09 (e) (i):

      1.    Class A Monthly Principal.............................$         0.00
                                                                   -------------

N.    Pursuant to subsection 4.09 (e) (ii):

      1.    Class B Monthly Principal.............................$         0.00
                                                                   -------------

O.    Pursuant to subsection 4.09 (e) (iii)

      1.    Collateral Monthly Principal to be applied
            in accordance with the Loan Agreement.................$         0.00
                                                                   -------------

P.    Pursuant to subsection 4.09 (e) (iv):

      1.    Amount to be treated as Shared Excess
            Principal Collections.................................$         0.00
                                                                   -------------

Q.    Pursuant to subsection 4.09 (e) (v):

      1.    Amount to be paid to the Holder of the
            Transferor Certificate................................$         0.00
                                                                   -------------

      2.    Unallocated Principal Collections.....................$         0.00
                                                                   -------------

R.    Pursuant to subsection 4.09 (f):

      1.    Amount to be withdrawn from the Principal
            Funding Account and deposited into the
            Distribution Account..................................$         0.00
                                                                   -------------

S.    Pursuant to Section 4.13:

      1.    Amount of Shared Excess Finance Charge
            Collections to be withdrawn from the
            Finance Charge account to be allocated to
            Series 1998-A and distributed as provided
            in Section 4.11.......................................$         0.00
                                                                   -------------


II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

           Pursuant to Section 4.09,  the Servicer  does hereby  instruct the Trustee to pay in accordance with Section 5.01 from the Distribution Account on MAY 15, 1998, which date is a Distribution Date under the
               -------------
    Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section 4.09 as set forth below:

A.    Pursuant to subsection 4.09 (g):

      1.    Amount to be distributed to Class A
            Certificateholders....................................$ 5,206,894.54
                                                                   -------------

      2.    Amount to be distributed to Class B
            Certificateholders....................................$   340,240.88
                                                                   -------------

B.    Pursuant to subsection 4.09 (h) (i):

      1.    Amount to be distributed to Class A
            Certificateholders....................................$         0.00
                                                                   -------------

C.    Pursuant to subsection 4.09 (h) (ii):

      1.      Amount to be distributed to the  Class B
              Certificateholders..................................$         0.00
                                                                   -------------


III.     APPLICATION OF EXCESS SPREAD

           Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

A.    The amount equal to the Class A Required Amount,
      if any, which will be used to fund the Class A
      Required Amount and be applied in accordance
      with, and in the priority set forth in,
      subsection 4.09 (a).........................................$         0.00
                                                                   -------------

B.    The amount equal to the  aggregate  amount of
      Class A Investor Charge Offs which have not been
      previously  reimbursed  (after giving  effect  to
      the  allocation  on such  Transfer  Date of certain
      other amounts  applied for that purpose) which
      will be treated as a portion of  Investor
      Principal  Collections  and deposited into the
      Principal Account on such Transfer Date.....................$         0.00
                                                                   -------------

C.    The amount equal to the Class B Required
      Amount, if any, which will be  used to fund  the
      Class  B  Required  Amount  and be applied  first
      in  accordance  with,  and in the  priority set
      forth in, subsection  4.09(b) and then any
      amount available to pay the Class B Investor
      Default Amount shall be treated as a portion
      of Investor Principal Collections and
      deposited into the Principal Account........................$   267,643.76
                                                                   -------------


D.    The amount equal to the aggregate  amount by
      which the Class B Investor Interest has been
      reduced  below the initial Class B Investor
      Interest for reasons other than the payment of
      principal to the Class B Certificateholders
      (but not in excess of the aggregate amount of
      such reductions which have not been previously
      reimbursed)  which will be treated as a portion
      of Investor Principal Collections and
      deposited into the Principal Account........................$         0.00
                                                                   -------------


E.    The amount equal to the Collateral  Monthly
      Interest plus the amount of any past due
               ----
      Collateral  Monthly Interest which will be paid
      to the Collateral  Interest  Holder for
      application in accordance with the Loan Agreement...........$   514,062.50
                                                                   -------------


F.    The amount equal to the aggregate amount of
      accrued but unpaid Collateral  Interest
      Servicing Fees which will be paid to the
      Servicer if the Transferor or an Acceptable
      Successor Servicer is the Servicer..........................$    30,000.00
                                                                   -------------

G.    The amount equal to the Collateral Default
      Amount, if any, for the prior Monthly Period
      which will be treated as a portion of Investor
      Principal Collections and deposited into the
      Principal Account...........................................$   389,300.01
                                                                   -------------

H.    The  amount  equal  to  the  aggregate  amount
      by  which  the Collateral  Interest  has  been
      reduced  below  the  Required Collateral  Interest
      for  reasons  other than the  payment of principal
      to the Collateral Interest Holder (but not in excess
      of the aggregate amount of such reductions which
      have not been previously  reimbursed)  which will
      be treated as a portion of Investor Principal
      Collections and deposited into the Principal Account........$         0.00
                                                                   -------------

I.    On each  Transfer  Date  from and after  the
      Reserve  Account Funding  Date,  but  prior to
      the date on  which  the  Reserve Account
      terminates as described in  subsection  4.16 (f),
      the amount  up to the  excess,  if any,  of the
      Required  Reserve Account Amount over the
      Available Reserve Account Amount which shall be
      deposited into the Reserve Account..........................$         0.00
                                                                   -------------

J.    The amount equal to the aggregate of any other
      amounts due to the Collateral Interest Holder
      out of collections of Excess Spread and Shared
      Excess Finance Charge Collections allocated to
      Series 1998-A pursuant to the Loan Agreement
      shall be distributed to the Collateral Interest
      Holder for application in accordance with the
      Loan Agreement..............................................$         0.00
                                                                   -------------

K.    The balance, if any, after giving effect to the
      payments made pursuant to subparagraphs (A)
      through (J) above will constitute a portion of
      Shared Excess Finance Charge Collections for
      such Distribution Date and will be available for
      allocation to other Series in Shared Excess Finance
      charge Collections Group One and, to the extent
      not required to be applied to any Series in Shared
      Excess Finance Charge Collections Group One, shall
      be distributed to the Holder of the Transferor
      Certificate.................................................$ 2,903,572.29
                                                                   -------------


IV.    REALLOCATED PRINCIPAL COLLECTIONS

            Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:

A.    Reallocated Collateral Principal Receivables................$         0.00
                                                                   -------------

B.    Reallocated Class B Principal Receivables...................$         0.00
                                                                   -------------


V.    ACCRUED AND UNPAID AMOUNTS

            After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

A.    Subsections 4.09 (a) (i) and (b) (i) :

      1.  The aggregate amount of the Class A
          Deficiency Amount.......................................$         0.00
                                                                   -------------

      2.  The aggregate amount of Class B Deficiency
          Amount..................................................$         0.00
                                                                   -------------

B.    Subsections 4.09 (a) (ii) and (b) (ii):

      1.  The aggregate amount of all accrued and
          unpaid Investor Monthly Servicing Fees..................$         0.00
                                                                   -------------

C.    Section 4.10:

      1.  The aggregate amount of all unreimbursed
          Investor Charge Offs....................................$         0.00
                                                                   -------------




IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 12th day of MAY, 1998.
----        ---------


                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer


                                      By:  /s/ MARGARET A. SPRUDE
                                           ----------------------
                                           Name:  Margaret A. Sprude
                                           Title: SVP & Chief Financial Officer